UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2025
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Park Hotels & Resorts Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37795	36-2058176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Tysons Blvd., 7th Floor, Tysons, VA		22102
(Address of Principal Executive Offices)		(Zip Code)
(571) 302-5757
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Park Hotels & Resorts Inc. 2017 Stock Plan for Non-Employee Directors (as Amended and Restated as of April 25, 2025)

As described below in Item 5.07 of this Current Report on Form 8-K, on April 25, 2025, the stockholders of Park Hotels & Resorts Inc. (the “Company”) approved the further amendment and restatement of the Park Hotels & Resorts Inc. 2017 Stock Plan for Non-Employee Directors (as amended and restated) (as further amended, the “Second A&R Director Stock Plan”) at the Company’s 2025 annual meeting of stockholders (the “Annual Meeting”) that (among other things) increased the number of shares of the Company’s common stock, par value $0.01 per share, that are available for issuance under the Second A&R Director Stock Plan by 875,000 shares, from 950,000 to 1,825,000 shares. The material terms and conditions of the Second A&R Director Stock Plan have been previously described under Proposal 2 of the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2025 and as supplemented by the supplemental proxy materials, filed with the SEC on March 14, 2025 (collectively, the “2025 Proxy Statement”), and are incorporated by reference into Item 5.02 of this Current Report on Form 8-K.

The foregoing summary is qualified in its entirety by reference to the full text of the Second A&R Director Stock Plan, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. A copy of the form of award agreement to be used for restricted stock awards under the Second A&R Director Stock Plan is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on April 25, 2025. Stockholders voted as set forth below on the proposals presented for a vote. Each such proposal is described in more detail in the 2025 Proxy Statement.

Proposal 1. Election of Directors

The Company’s stockholders elected the nine persons listed below to serve as directors until the 2026 annual meeting of stockholders and until their successors have been duly elected and qualify, based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
Thomas J. Baltimore, Jr.	147,217,787	7,663,881	110,031	12,440,212
Patricia M. Bedient	152,527,920	2,378,167	85,612	12,440,212
Thomas D. Eckert	150,636,055	4,255,228	100,416	12,440,212
Geoffrey M. Garrett	150,542,687	3,113,353	1,335,659	12,440,212
Christie B. Kelly	151,859,302	3,033,240	99,157	12,440,212
Terri D. McClements	151,337,799	2,273,978	1,379,922	12,440,212
Thomas A. Natelli	152,720,245	2,166,349	105,105	12,440,212
Timothy J. Naughton	151,384,178	3,513,600	93,921	12,440,212
Stephen I. Sadove	151,530,134	3,364,678	96,887	12,440,212

Proposal 2. Vote to Approve the and Adopt the Company’s 2017 Stock Plan for Non-Employee Directors (as Amended and Restated as of April 25, 2025)

The Company’s stockholders approved the Second A&R Director Stock Plan based upon the following votes:

For	Against	Abstain	Broker Non-Votes
149,490,266	5,291,783	209,650	12,440,212

Proposal 3. Advisory Vote to Approve Compensation of Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers based upon the following votes:

For	Against	Abstain	Broker Non-Votes
146,790,412	7,933,950	267,337	12,440,212

Proposal 4. Ratification of the Appointment of Ernst & Young LLP

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 based upon the following votes:

For	Against	Abstain	Broker Non-Votes
165,744,991	1,549,966	136,954	-------
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

10.1
Park Hotels & Resorts Inc. 2017 Stock Plan for Non-Employee Directors (as amended and restated as of April 25, 2025) (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8, filed on April 25, 2025).

10.2
Form of Restricted Stock Agreement issued pursuant to the Park Hotels & Resorts Inc. 2017 Stock Plan for Non-Employee Directors (as amended and restated as of April 25, 2025) (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-8, filed on April 25, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Park Hotels & Resorts Inc.

Date: April 28, 2025	By:	/s/ Sean M. Dell’Orto
Sean M. Dell’Orto
Executive Vice President, Chief Financial Officer and Treasurer